                                                               Exhibit-10(h)(iv)

                                 AMENDMENT NO. 1
                            DATED AS OF MAY 18, 2001
                                       TO
                           PURCHASE AND SALE AGREEMENT
                          DATED AS OF NOVEMBER 30, 2000


         This AMENDMENT NO. 1 (this "AMENDMENT") dated as of May 18, 2001 is entered into between VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO AS AN ORIGINATOR (each, an "Originator"; and collectively, "ORIGINATORS"), and WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation (the "COMPANY").


                                    RECITALS
                                    --------

         WHEREAS, the parties hereto have entered into a certain Purchase and Sale Agreement dated as of November 30, 2000 (the "AGREEMENT");

         WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided;

         NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined herein are used as defined in the Agreement.

         SECTION 2. AMENDMENTS TO AGREEMENT. The Agreement is hereby amended as follows:

         2.1 SECTION 1.6 of the Agreement is hereby amended to add the following at the end thereof:

                  "Notwithstanding anything in this Agreement to the contrary, no Originator shall be prevented from contributing Receivables to the Company from time to time; PROVIDED, HOWEVER that such Originator shall provide the Administrator with prior written notice of the date and amount of each such contribution. Contributions made in connection with the immediately preceding sentence (i) shall have no effect on the aggregate Purchase Price of any Receivables sold by any Originator to the Company on the date of such contribution and (ii) shall not effect the aggregate outstanding balance of any Company Note."

         2.2 SECTION 1.7 of the Agreement is hereby amended to add "and each Purchaser Agent" after the term "Administrator" everywhere such term appears in such Section.

         SECTION 3. MISCELLANEOUS.

         3.1 REPRESENTATIONS AND WARRANTIES. Each Originator and the Company hereby makes, with respect to itself, the representations and warranties as follows:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in ARTICLE V of the Agreement of such Originators are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

                  (b) ENFORCEABILITY. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

                  (c) TERMINATION EVENT. No Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing.

         3.2 REFERENCES TO AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

         3.3 EFFECT ON THE AGREEMENT. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         3.4 NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         3.5 GOVERNING LAW. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof).

         3.6 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         3.7 HEADINGS. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                                      -2-
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         3.8 COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                      -3-

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.




                                        WORTHINGTON RECEIVABLES CORPORATION





                                        By:            /S/  John T. Baldwin
                                            -----------------------------------
                                             Name:        John T. Baldwin
                                                  -----------------------------
                                             Title:          Vice President
                                                    ---------------------------

                                        ORIGINATORS:

                                        THE WORTHINGTON STEEL COMPANY,
                                        a Delaware corporation




                                            By:            /s/  John T. Baldwin
                                                -------------------------------
                                                 Name:        John T. Baldwin
                                                      -------------------------
                                                 Title:          Vice President
                                                        -----------------------


                                        THE WORTHINGTON STEEL COMPANY,
                                        a North Carolina corporation




                                            By:            /s/  John T. Baldwin
                                                -------------------------------
                                                 Name:        John T. Baldwin
                                                      -------------------------
                                                 Title:          Vice President
                                                        -----------------------


                                        THE WORTHINGTON STEEL COMPANY,
                                        an Ohio corporation




                                            By:            /s/  John T. Baldwin
                                                -------------------------------
                                                 Name:        John T. Baldwin
                                                      -------------------------
                                                 Title:          Vice President
                                                        -----------------------


                                        WORTHINGTON STEEL COMPANY OF
                                        KENTUCKY, LLC




                                            By:            /s/  John T. Baldwin
                                                -------------------------------
                                                 Name:        John T. Baldwin
                                                      -------------------------
                                                 Title:          Vice President
                                                        -----------------------

                                        WORTHINGTON STEEL COMPANY OF
                                        DECATUR, L.L.C.




                                            By:            /s/  John T. Baldwin
                                                -------------------------------
                                                 Name:        John T. Baldwin
                                                      -------------------------
                                                 Title:          Vice President
                                                        -----------------------


                                        WORTHINGTON STEEL OF MICHIGAN, INC.




                                            By:            /s/  John T. Baldwin
                                                -------------------------------
                                                 Name:        John T. Baldwin
                                                      -------------------------
                                                 Title:          Vice President
                                                        -----------------------

                                                                      SCHEDULE I



                               LIST OF ORIGINATORS
                               -------------------


The Worthington Steel Company, a Delaware corporation

The Worthington Steel Company, a North Carolina corporation

The Worthington Steel Company, an Ohio corporation

Worthington Steel Company of Kentucky, LLC, a Kentucky limited liability company

Worthington Steel Company of Decatur, L.L.C., an Alabama limited liability company

Worthington Steel of Michigan, Inc., a Michigan corporation



                                      I-1